                                                                     EXHIBIT 4.2


                                                                  EXECUTION COPY
________________________________________________________________________________

                     NORTHPOINT COMMUNICATIONS GROUP, INC.
                                   as Issuer
                                   ---------

                                      TO

                             THE BANK OF NEW YORK
                                  as Trustee
                                  ----------

                                  __________

                                   Indenture

                         Dated as of February 8, 2000

                                  __________

                              Up to $500,000,000


                         12 7/8% SENIOR NOTES DUE 2010

________________________________________________________________________________

                                                                  EXECUTION COPY


                     NorthPoint Communications Group, Inc.


                Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                         Trust Indenture Act of 1939:



Trust Indenture                                  Indenture
 Act Section                                      Section
------------------                           ---------------------
(S) 310(a)(1)                                       609
       (a)(2)                                       609
       (a)(3)                                       Not Applicable
       (a)(4)                                       Not Applicable
       (b)                                          608
                                                    610
(S) 311(a)                                          613
       (b)                                          613
(S) 312(a)                                          701
       (b)                                          702
       (c)                                          702
(S) 313(a)                                          703
       (b)                                          703
       (c)                                          703
       (d)                                          703
(S) 314(a)                                          704
                                                    1018
       (b)                                          Not Applicable
       (c)(1)                                       102
       (c)(2)                                       102
       (c)(3)                                       Not Applicable
       (d)                                          Not Applicable
       (e)                                          102
(S) 315(a)                                          601
       (b)                                          602
       (c)                                          601
       (d)                                          601
       (e)                                          514
(S) 316(a)(1)(A)                                    502
                                                    512
       (a)(1)(B)                                    513
       (a)(2)                                       Not Applicable
       (b)                                          508
       (c)                                          104
(S) 317(a)(1)                                       503
       (a)(2)                                       504

Trust Indenture                            Indenture
 Act Section                                Section
------------------                        -----------
       (b)                                    1003
(S) 318(a)                                     107

                                                                  EXECUTION COPY

                               TABLE OF CONTENTS

                                                                            Page
RECITALS OF THE COMPANY                                                        1
ARTICLE ONE Definitions and Other Provisions of General Application

SECTION 101.  Definitions                                                     12
              Acquired Debt                                                   13
              Act                                                             13
              Additional Interest                                             14
              Additional Securities                                           14
              Affiliate                                                       14
              Affiliate Transaction                                           14
              Agent Member                                                    14
              Applicable Procedures                                           14
              Asset Sale                                                      14
              Attributable Debt                                               15
              Bankruptcy Code                                                 15
              Beneficial Owner                                                15
              Board of Directors                                              15
              Board Resolution                                                16
              Business Day                                                    16
              Capital Lease Obligation                                        16
              Capital Stock                                                   16
              Cash Equivalents                                                17
              Change of Control                                               18
              Clearsteam                                                      19
              Closing Price                                                   19
              Commission                                                      19
              Common Equity                                                   20
              Common Stock                                                    20
              Company                                                         20
              Company Request                                                 20
              Company Order                                                   20
              Consolidated Cash Flow                                          20
              Consolidated Debt                                               21
              Consolidated Net Income                                         21
              Consolidated Net Worth                                          21
              Consolidated Tangible Net Worth                                 21
              Continuing Director                                             21
              Corporate Trust Office                                          22
              corporation                                                     22

                                                                            Page
              Credit Facility                                                 23
              Debt                                                            23
              Debt to Annualized Cash Flow Ratio                              24
              Default                                                         25
              Default Amount                                                  25
              Defaulted Interest                                              25
              Depositary                                                      25
              Disqualified Stock                                              25
              DTC                                                             25
              Equity Interests                                                25
              Euroclear                                                       26
              Event of Default                                                26
              Excess Proceeds                                                 26
              Exchange Act                                                    26
              Exchange Offer                                                  26
              Exchange Registration Statement                                 26
              Exchange Security                                               26
              Existing Debt                                                   26
              Expiration Date                                                 26
              Fair Market Value                                               26
              GAAP                                                            26
              Global Security                                                 27
              Government Securities                                           27
              Guarantee                                                       27
              Guarantor                                                       27
              Hedging Obligations                                             27
              Holder                                                          27
              Incur                                                           27
              Indenture                                                       28
              Interest Payment Date                                           28
              Intercompany Debt                                               28
              Interest Rate, Currency or Commodity Price Agreement            28
              Investments                                                     28
              Issue Date                                                      29
              Lien                                                            29
              Maturity                                                        29
              Measurement Period                                              29
              Moody's                                                         29
              Net Income                                                      29
              Net Cash Proceeds                                               29
              Non-Recourse Debt                                               30
              Notice of Default                                               30
              Offer                                                           31

                                                                            Page
              Offer to Purchase                                               31
              Officers' Certificate                                           34
              Opinion of Counsel                                              34
              Original Securities                                             34
              Outstanding                                                     34
              Pari Passu Debt                                                 35
              Paying Agent                                                    35
              Permitted Holder                                                35
              Permitted Investments                                           36
              Permitted Liens                                                 37
              Permitted Refinancing Debt                                      38
              Person                                                          39
              Predecessor Security                                            39
              Productive Assets                                               39
              Public Equity Offering                                          39
              Purchase Agreement                                              40
              Purchase Amount                                                 40
              Purchase Date                                                   40
              Purchase Money Debt                                             40
              Purchase Price                                                  40
              Purchasers                                                      40
              Redemption Date                                                 40
              Redemption Price                                                40
              Registered Securities                                           40
              Registration Default                                            41
              Registration Rights Agreement                                   41
              Regular Record Date                                             41
              Regulation S                                                    41
              Regulation S Certificate                                        41
              Regulation S Global Security                                    41
              Regulation S Legend                                             41
              Regulation S Securities                                         41
              Resale Registration Statement                                   41
              Responsible Officer                                             41
              Restricted Global Security                                      42
              Restricted Investment                                           42
              Restricted Payments                                             42
              Restricted Period                                               42
              Restricted Securities                                           42
              Restricted Securities Certificate                               42
              Restricted Securities Legend                                    42
              Restricted Subsidiary                                           42
              Rule 144A                                                       42
              Rule 144A Securities                                            43
              S&P                                                             43

                                                                            Page
              Sale and Leaseback Transaction                                  43
              SEC Reports                                                     43
              Securities                                                      43
              Securities Act                                                  43
              Securities Act Legend                                           43
              Security Register                                               43
              Security Registrar                                              43
              Significant Subsidiary                                          43
              Special Record Date                                             43
              Stated Maturity                                                 44
              Step-Down Date                                                  44
              Step-Up                                                         44
              Strategic Equity Placement                                      44
              Strategic Investment                                            44
              Strategic Investor                                              44
              Subordinated Debt                                               44
              Subsidiary                                                      44
              Successor Security                                              45
              Telecommunications Business                                     45
              Telecommunications Related Assets                               45
              Total Common Equity                                             45
              Trading Day                                                     45
              Trustee                                                         46
              Trust Indenture Act                                             46
              Unrestricted Securities Certificate                             46
              Unrestricted Subsidiary                                         46
              Vice President                                                  47
              Voting Stock                                                    47
              Weighted Average Life to Maturity                               47
              Wholly Owned Restricted Subsidiary                              47
SECTION 102.  Compliance Certificates and Opinions                            47
SECTION 103.  Form of Documents Delivered to Trustee                          48
SECTION 104.  Acts of Holders; Record Dates                                   49
SECTION 105.  Notices, Etc., to Trustee and Company                           52
SECTION 106.  Notice to Holders; Waiver                                       53
SECTION 107.  Application of Trust Indenture Act                              53
SECTION 108.  Effect of Headings and Table of Contents                        54
SECTION 109.  Successors and Assigns                                          54
SECTION 110.  Separability Clause                                             54
SECTION 111.  Benefits of Indenture                                           54
SECTION 112.  No Personal Liability of Directors,Officers,Employees and
              Stockholders                                                    55
SECTION 113.  Governing Law                                                   55
SECTION 114.  Legal Holidays                                                  55

                                  ARTICLE TWO

                                Security Forms
SECTION 201.  Forms Generally.........................................   55
SECTION 202.  Form of Face of Security................................   57
SECTION 203.  Form of Reverse of Security.............................   57
SECTION 204.  Additional Provisions Required in GlobalSecurity........   61
SECTION 205.  Form of Trustee's Certificate of Authentication.........   67

                                 ARTICLE THREE

                                The Securities

SECTION 301.  Title and Terms.........................................   68
SECTION 302.  Denominations...........................................   71
SECTION 303.  Execution, Authentication, Delivery and Dating..........   71
SECTION 304.  Temporary Securities....................................   72
SECTION 305.  Registration, Registration of Transfer and Exchange.....   73
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities........   79
SECTION 307.  Payment of Interest; Interest Rights Preserved..........   80
SECTION 308.  Persons Deemed Owners...................................   82
SECTION 309.  Cancellation............................................   82
SECTION 310.  Computation of Interest.................................   83
SECTION 311.  CUSIP Numbers...........................................   83

                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.................   84
SECTION 402.  Application of Trust Money..............................   85

                                 ARTICLE FIVE

                                   Remedies

SECTION 501.  Events of Default.......................................   85
SECTION 502.  Acceleration of Maturity; Rescissionand Annulment.......   88
SECTION 503.  Collection of Indebtedness and Suitsfor Enforcement
                 by Trustee...........................................   90
SECTION 504.  Trustee May File Proofs of Claim........................   91
SECTION 505.  Trustee May Enforce Claims Without Possession
                 of Securities........................................   92
SECTION 506.  Application of Money Collected..........................   92
SECTION 507.  Limitation on Suits.....................................   93
SECTION 508.  Unconditional Right of Holders to Receive Principal,
                 Premium and Interest.................................   94
SECTION 509.  Restoration of Rights and Remedies......................   94
SECTION 510.  Rights and Remedies Cumulative..........................   94
SECTION 511.  Delay or Omission Not Waiver............................   95
SECTION 512.  Control by Holders......................................   95
SECTION 513.  Waiver of Past Defaults.................................
SECTION 514.  Undertaking for Costs...................................   96
SECTION 515.  Waiver of Stay or Extension Laws........................   97

                                  ARTICLE SIX

                                  The Trustee
SECTION 601.  Certain Duties and Responsibilities......................    97
SECTION 602.  Notice of Defaults.......................................    98
SECTION 603.  Certain Rights of Trustee................................    98
SECTION 604.  Not Responsible for Recitals or Issuance of Securities...   100
SECTION 605.  May Hold Securities......................................   101
SECTION 606.  Money Held in Trust......................................   101
SECTION 607.  Compensation and Reimbursement...........................   102
SECTION 608.  Disqualification; Conflicting Interests..................   103
SECTION 609.  Corporate Trustee Required; Eligibility..................   103
SECTION 610.  Resignation and Removal; Appointment of Successor........   103
SECTION 611.  Acceptance of Appointment by Successor...................   105
SECTION 612.  Merger, Conversion, Consolidation or Succession to
                Business................................................  108
SECTION 613.  Preferential Collection of Claims Against the Company.....  109
SECTION 614.  Appointment of Authenticating Agent.......................  109

                                 ARTICLE SEVEN

             Holders' Lists and Reports by Trustee and the Company

SECTION 701.  Company to Furnish Trustee Names and Addresses
                of Holders..............................................  108
SECTION 702.  Preservation of Information; Communications to Holders....  109
SECTION 703.  Reports by Trustee........................................  110
SECTION 704.  Reports by Company........................................  111
SECTION 705.  Officers' Certificate with Respect to Change in
                Interest Rates..........................................  111

                                 ARTICLE EIGHT

                         Merger, Consolidation, Etc.

SECTION 801.  Mergers, Consolidations and Certain Sales of Assets.......  111
SECTION 802.  Successor Substituted.....................................  113

                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders........  114
SECTION 902.  Supplemental Indentures with Consent of Holders...........  115
SECTION 903.  Execution of Supplemental Indentures......................  116
SECTION 904.  Effect of Supplemental Indentures.........................  117
SECTION 905.  Conformity with Trust Indenture Act.......................  117
SECTION 906.  Reference in Securitiesto Supplemental Indentures.........  117

                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payment of Principal, Premium and Interest...............  118
SECTION 1002.  Maintenance of Office or Agency..........................  118
SECTION 1003.  Money For Security Payments to be Held in Trust..........  118
SECTION 1004.  Existence................................................  121

SECTION 1005.  Maintenance of Properties and Insurance..................   121
SECTION 1006.  Payment of Taxes and Other Claims........................   123
SECTION 1007.  Limitation on Incurrence of Debt.........................   123
SECTION 1008.  Limitation on Issuances of Guarantees of Debt............   124
SECTION 1009.  Limitation on Restricted Payments........................   125
SECTION 1010.  Limitation on Dividend and Other Payment Restrictions
                 Affecting Restricted Subsidiaries......................   129
SECTION 1011.  Limitation on Liens......................................   131
SECTION 1012.  Limitation on Sale and Leaseback Transactions............   132
SECTION 1013.  Limitation on Asset Sales................................   132
SECTION 1014.  Limitation on Issuances and Sales of Equity Interests
                 of Restricted Subsidiaries.............................   135
SECTION 1015.  Transactions with Affiliates.............................   136
SECTION 1016.  Change of Control........................................   138
SECTION 1017.  Provision of Financial Information.......................   139
SECTION 1018.  Statement by Officers as to Default......................   140
SECTION 1019.  Waiver of Certain Covenants..............................   140
SECTION 1020.  Limitation on Business Activities........................   140
SECTION 1021.  Designation of Restricted and Unrestricted Subsidiaries..   141

                                ARTICLE ELEVEN

                           Redemption of Securities

SECTION 1101.  Right of Redemption......................................   142
SECTION 1102.  Applicability of Article.................................   143
SECTION 1103.  Election to Redeem; Notice to Trustee....................   144
SECTION 1104.  Securities to Be Redeemed Pro Rata.......................   145
SECTION 1105.  Notice of Redemption.....................................   146
SECTION 1106.  Deposit of Redemption Price..............................   146
SECTION 1107.  Securities Payable on Redemption Date....................   146
SECTION 1108.  Securities Redeemed in Part..............................   147

                                ARTICLE TWELVE

                      Defeasance and Covenant Defeasance

SECTION 1201.  Company's Option to Effect Defeasance or Covenant
                 Defeasance.............................................   147
SECTION 1202.  Defeasance and Discharge.................................   148
SECTION 1203.  Covenant Defeasance......................................   148
SECTION 1204.  Conditions to Defeasance or Covenant Defeasance..........   149
SECTION 1205.  Deposited Money and U.S. Government Obligations to
                 Be Held in Trust; Other Miscellaneous Provisions.......   152
SECTION 1206.  Reinstatement............................................   153
SECTION 1207.  Repayment to Company.....................................   153

                 ANNEX A  -  Form of Regulation S Certificate

          ANNEX B  -  Form of Restricted Securities Certificate
          ANNEX C  -  Form of Unrestricted Securities Certificate

          INDENTURE, dated as of February 8, 2000, between NorthPoint Communications Group, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), having its principal office at 303 Second Street, San Francisco, California 94107, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of up to $500,000,000 aggregate principal amount of its 12 7/8% Senior Notes due 2010 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities may consist of Original Securities and/or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank pari passu in right of payment with all existing and future senior obligations of the Company.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

 SECTION 101.  Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein); and

          (4) the words "herein", "hereof" and "here under" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Acquired Debt" means, with respect to any specified Person, (i) Debt of any other Person existing at the time such other Person is merged with or into or becomes a Restricted Subsidiary of such specified Person, including, without limitation, Debt incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person and (ii) Debt secured by a Lien encumbering any asset acquired by such specified Person.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Interest" has the meaning set forth in the form of Security contained in Section 202. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Additional Interest.

          "Additional Securities" has the meaning specified in Section 301.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the
                        --------
Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling", "controlled by" and "under common control with" shall have correlative meanings.

          "Affiliate Transaction" has the meaning specified in Section 1015.

          "Agent Member" means any member of, or participant in, the Depository.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearsteam, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) other than sales of services, assets or rights in the ordinary course of business (including sales of Cash Equivalents); provided that
                                                                   --------
the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole shall be governed by the provisions of Section 1016 and for Section 801 and not by the provisions of Section 1013; and (ii) the issue or sale by the Company or any of its Subsidiaries of Equity Interests of any of the Company's Subsidiaries.

          Notwithstanding the foregoing, the following items shall not be deemed to be Asset Sales: (i) any single transaction or series of related transactions that (a) involves assets having a Fair Market Value (as conclusively determined in good faith by the Board of Directors) of less than $1.0 million or (b) results in net proceeds to the Company and its Subsidiaries of less than $1.0 million; (ii) a transfer of assets by the Company to a Restricted Subsidiary or by a Restricted Subsidiary to the Company or to another Restricted Subsidiary;
(iii) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary; (iv) a Restricted Payment that is permitted by the provisions of Section 1009; (v) disposals or replacements of obsolete, uneconomical, negligible, worn-out or surplus property in the ordinary course of business; or (vi) a conveyance constituting or pursuant to a Permitted Lien.

          "Attributable Debt" in respect of any Sale and Leaseback Transaction, means, at the time of determination, the present value (discounted at a rate consistent with accounting guidelines, as determined in good faith by the Company) of the payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended or may, at the option of the lessee, be extended) or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall be calculated to include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

          "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

          "Beneficial Owner" has the meaning assigned to such term in Rules 13d-3 and 13d-5 under the Exchange Act (or any successor rules), including the provision of such Rules that a Person shall be deemed to have beneficial ownership of all securities that such Person has a right to acquire within 60 days; provided that a Person will not be deemed to be a beneficial owner of, or
      --------
to own beneficially, any securities if such beneficial ownership:

          (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act; and

          (ii) is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that Board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The Borough of Manhattan, The City of New York, New York are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on the balance sheet of the lessee in accordance with GAAP.

          "Capital Stock" means (i) in the case of a corporation, corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of (other than distributions of assets in respect of Debt), the issuing Person.

          "Cash Equivalents" means, as at any date of determination:

          (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States government or
     (b) issued by any agency of the United States, the obligation of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date;

          (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's;

          (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's;

          (iv) certificates of deposit, repurchase agreements, money market or other cash management accounts, bankers acceptances and short term Eurodollar time deposits maturing within one year after such date and issued or accepted by any financial institution organized under the laws of the United States or any state thereof or the District of Columbia that either (x) has a long term deposit rating of at least A-2 from Moody's and A from S&P or (y)(a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000;

          (v) floating and fixed rate obligations of major corporations, banks and agencies, including, but not limited to, corporate bonds, medium term notes, deposit notes and eurodollar/yankee notes and bonds; provided that
                                                                 --------
     (a) all such obligations shall be rated at least A-2 or A by Moody's or S&P, respectively; (b) no such obligation shall have a duration in excess of one year; and (c) the aggregate principal amount of all such obligations held at any time by the Company and any of its Subsidiaries shall not exceed 50% of the aggregate principal amount of all Cash Equivalents described in clauses (i) through
     (iv) of this definition (including, with respect to Investments referred to in clause (i) and (ii) hereof, Investments in the form permitted pursuant to clause (vi) of this definition); and

          (vi) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000 and (c) has the highest rating obtainable from either S&P or Moody's.

          "Change of Control" means the occurrence of any of the following:

          (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries, taken as a whole, to any Person or group (as such term is used in Section 13(d)(3) and 14(d)(2) of the Exchange Act);

          (ii) the adoption of a plan relating to the liquidation or dissolution of the Company;

          (iii) the consummation of any transaction (including by way of merger, consolidation or otherwise) the result of which is that any Person or group (as such term is used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Permitted Holders becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total Voting Stock or Total Common Equity of the Company; or

          (iv) the first day on which a majority of the members of the Board of Directors are not Continuing Directors.

          "Clearsteam" means Clearsteam Banking S.A. (or any successor securities clearing agency).

          "Closing Price" on any Trading Day with respect to the per share price of any shares of Capital Stock means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if such shares of Capital Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market but the issuer is a "foreign issuer" (as defined in Rule 3b-4(b) under the Exchange Act) and the principal securities exchange on which such shares are listed or admitted to trading is a "designated offshore securities market" (as defined in Rule 902(b) under the Securities Act), the average of the reported closing bid and asked prices regular way on such principal exchange, or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market and the issuer and principal securities exchange do not meet such requirements, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose and reasonably acceptable to the Trustee.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Equity" of any Person means Capital Stock of such Person that is not Disqualified Stock, and a "sale of Common Equity" includes any sale of Common Equity effected by private sale or public offering.

          "Common Stock" means the common stock, par value $0.001 per share, of the Company.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) the Chief Executive Officer, the President or a Vice President of the Company, and (ii) the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Company, and delivered to the Trustee.

          "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus (ii) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was included in computing such Consolidated Net Income; plus (iii) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income; plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; minus (v) non-cash items increasing such Consolidated Net Income for such period, in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Restricted Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders.

          "Consolidated Debt" means, with respect to any Person as of any date of determination, the sum, without duplication, of (i) the total amount of Debt of such Person and its Restricted Subsidiaries; (ii) the total amount of Debt of any other Person, to the extent that such Debt has been guaranteed by the referent Person or one or more of its Restricted Subsidiaries; and (iii) the aggregate liquidation value of all preferred stock of Restricted Subsidiaries of such Person, in each case, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income of any Person that is an
           --------
Unrestricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Restricted Subsidiary thereof; (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or its stockholders; (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded; and (iv) the cumulative effect of a change in accounting principles shall be excluded.

          "Consolidated Net Worth" means with respect to any Person, the consolidated stockholders' or partners' equity of such Person as reflected on the most recent balance sheet of such Person, determined in accordance with GAAP, less any amounts attributable to Disqualified Stock of such Person.

          "Consolidated Tangible Net Worth" means, with respect to any Person as of any date, Consolidated Net Worth, after deducting therefrom amounts attributable to goodwill, trade names, patents, unamortized debt discount and expense and any other intangibles, all as set forth on the most recent consolidated balance sheet of such Person.

          "Continuing Director" means, as of any date of determination, any member of the Board of Directors who (1) was a member of such Board of Directors on the Issue Date; or (2) was nominated for election to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or who was elected or appointed in the ordinary course by Continuing Directors or other directors so elected or appointed.

          "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at 101 Barclay St., 21W, New York, NY 10286.

          "corporation" means a corporation, association, company, limited liability company, joint-stock company or business trust.

          "Credit Facility" means the Credit and Guaranty Agreement, dated as of December 8, 1999 between the Company, NorthPoint Communications, Inc., certain subsidiaries of NorthPoint Communications, Inc., as listed therein, Goldman Sachs Credit Partners L.P., as lead arranger and syndication agent, Canadian Imperial Bank of Commerce, as administrative agent and a lender, and various lenders listed therein, as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part, in one or more facilities or agreements with NorthPoint and/or any of its Subsidiaries, from time to time by the same or different lenders.

          "Debt" means, with respect to any Person, any indebtedness or other obligations of such Person, whether or not contingent (i) for borrowed money,
(ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof), (iii) in respect of banker's acceptances, (iv) representing Capital Lease Obligations, (v) in respect of Disqualified Stock, (vi) in respect of Interest Rate, Currency or Commodity Price Agreements, and (vii) representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; but in each case, only if and to the extent such obligation or indebtedness (other than letters of credit, Interest Rate, Currency or Commodity Price Agreements and Disqualified Stock) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP. In addition, the term "Debt" includes all Debt of others secured by a Lien on any asset of such Person (whether or not such Debt is assumed by such Person, valued, if not assumed, at the lesser of the Fair Market Value of the encumbered assets or the amount of Debt so secured) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person. The "amount" of any Debt outstanding as of any date shall be (i) the accreted value thereof, in the case of any Debt issued with original issue discount, (ii) determined in accordance with the definition thereof, in the case of any Capital Lease Obligations, (iii) zero, in the case of any permitted Interest Rate, Currency or Commodity Price Agreements, (iv) in the case of any Debt secured by cash or Cash Equivalents, reduced by the principal amount of any cash, Government Securities or Cash Equivalents collateral securing on a perfected basis, and dedicated for disbursement to the payment of, principal of or interest on the Debt, (v) the maximum fixed redemption or repurchase price in respect thereof, in the case of Disqualified Stock, and (vi) the principal amount thereof, in the case of any other Debt. In no event shall Debt include trade payables or taxes.

          "Debt to Annualized Cash Flow Ratio" means, as of any date of determination, the ratio of (i) the Consolidated Debt of the Company as of such date to (ii) two times the Consolidated Cash Flow of the Company for the two most recent full fiscal quarters ending immediately prior to such date for which internal financial statements are available (the "Measurement Period"), in each case determined on a pro forma basis after giving effect to all acquisitions or dispositions of assets, and all incurrences and repayments of Debt, made by the Company and its Restricted Subsidiaries from the beginning of such two-quarter period through and including such date of determination as if such acquisitions and dispositions, and such incurrences and repayments of Debt, had occurred at the beginning of such two-quarter period. In addition, for purposes of calculating the Debt to Annualized Cash Flow Ratio (i) acquisitions that have been made by the Company or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the two-quarter Measurement Period or subsequent to such Measurement Period and on or prior to the date of calculation shall be deemed to have occurred on the first day of the two-quarter Measurement Period and Consolidated Cash Flow for such Measurement Period shall be calculated without giving effect to clause (iii) of the proviso set forth in the definition of Consolidated Net Income, and (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded.

          "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

          "Default Amount" has the meaning specified in Section 502.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, DTC for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

          "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Securities mature. Notwithstanding the foregoing, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock prior to such 91st day upon the occurrence of a "change of control" or an "asset sale" shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption is permitted under Section 1009.

          "DTC" means The Depository Trust Company.

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Euroclear" means the Euroclear Clearance System

(or any successor securities clearing agency).

          "Event of Default" has the meaning specified in Section 501.

          "Excess Proceeds" has the meaning specified in Section 1013.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act) and the rules and regulations thereunder.

          "Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 202.

          "Exchange Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

          "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

          "Existing Debt" means Debt of the Company and its Restricted Subsidiaries in existence on the Issue Date.

          "Expiration Date" has the meaning set forth in the definition of "Offer to Purchase" in this Section 101.

          "Fair Market Value", with respect to any asset or property, means the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. For purposes of assessing Fair Market Value, the good faith determination by the Board of Directors or the Chief Financial Officer of the Company shall be conclusive.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of

Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

          "Global Security" means a Security in the form prescribed in Section 204 evidencing all or part of the Securities, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.

          "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligations or guarantee the full faith and credit of the United States is pledged.

          "Guarantee" means, with respect to any Person, without duplication, a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), of all or any part of any Debt of another Person.

          "Guarantor" means any Subsidiary which is a guarantor of the Securities, including any Person that is required after the date of this Indenture to execute a Guarantee of the Securities pursuant to Section 1008 until a successor replaces such party pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

          "Hedging Obligations" means, with respect to any Person, the obligations of such Person under any Interest Rate, Currency or Commodity Price Agreements that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Debt that is permitted by the terms of this Indenture to be outstanding.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Incur" means, with respect to any Debt, to incur, issue, assume, Guarantee or otherwise become after the Issue

Date directly or indirectly liable, contingently or otherwise with respect to such Debt (and "incurrence", "incurred", "incurrable" and "incurring" shall have meanings correlative to the foregoing), provided, however, that, for purposes of
                                        --------
this Indenture, accrual of interest and accretion or amortization of original issue discount shall not be deemed to be an incurrence of Debt.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Intercompany Debt" means any Debt of the Company or any Restricted Subsidiary of the Company which, in the case of the Company, is owing to any Restricted Subsidiary of the Company and which, in the case of any such Restricted Subsidiary, is owing to the Company or any Restricted Subsidiary of the Company.

          "Interest Rate, Currency or Commodity Price Agreement" means, with respect to any Person, any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates, currency exchange rates or commodity prices or indices (excluding contracts for the purchase or sale of goods in the ordinary course of business).

          "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees or other obligations), advances or capital contributions (excluding commission, travel and other advances to officers and employees made in the ordinary course of business and excluding accounts receivable arising in the ordinary course of business), purchases or other acquisitions for consideration of Debt, Equity Interests or other securities.
If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Equity Interests of such Subsidiary not sold or disposed of.

          "Issue Date" means the date on which the Securities are first authenticated and delivered under this Indenture.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement and any lease in the nature thereof.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Measurement Period" has the meaning set forth in the definition of "Debt to Annualized Cash Flow Ratio" in this Section 101.

          "Moody's" means Moody's Investors Service, Inc. and its successors.

          "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (1) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to Sale and Leaseback Transactions) or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Debt of such Person or any of its Restricted Subsidiaries and (2) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

          "Net Cash Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case after taking into account (i) any available tax credits or deductions and any tax sharing arrangements, (ii) amounts required to be applied to the repayment of Debt secured by a Lien on the asset or assets that were the subject of such Asset Sale, (iii) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP (including reserves for pension and other post-employment liabilities, liabilities relating to environmental matters and liabilities under any indemnification provisions associated with such Asset Sale, all as determined in accordance with GAAP) and (iv) with respect to Asset Sales by Restricted Subsidiaries, the portion of such cash attributable to any Persons holding a minority interest in such Restricted Subsidiary.

          "Non-Recourse Debt" means Debt (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides any undertaking, agreement or instrument that would constitute Debt (except, with respect to an Unrestricted Subsidiary, as a result of a pledge of the Capital Stock of such Unrestricted Subsidiary), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender, (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit, upon notice, lapse of time or both, any holder of any other Debt of the Company or any of its Restricted Subsidiaries to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity, and
(iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

          "Notice of Default" has the meaning specified in Section 501.

          "Offer" has the meaning set forth in the definition of "Offer to Purchase" in this Section 101.

          "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

          (a) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

          (b)  the Expiration Date and the Purchase Date;

          (c) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to Section 1013 or 1016) (the "Purchase Amount");

          (d) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

          (e) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

          (f) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

          (g) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

          (h) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

          (i) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

          (j) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

          (k) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased);

          (l) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered; and

          (m) the CUSIP number or numbers of the Securities offered to be purchased by the Company pursuant to the Offer to Purchase.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

          "Officers' Certificate" means a certificate signed by (i) the Chief Executive Officer, President, or a Vice President, and (ii) the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, of the Company, and delivered to the Trustee and containing the statements provided for in Section
102.  One of the officers signing an Officers' Certificate given pursuant to
Section 1018 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee, and containing the statements provided for in Section 102.

          "Original Securities" means all Securities, including Additional Securities, if any, other than Exchange Securities.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                      ------

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be
                 --------
     redeemed, notice of such redemption has been duly given pursuant to this Indenture; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Pari Passu Debt" means (i) any Debt of the Company that is equal in right of payment to the Securities and (ii) with respect to any Guarantee, Debt which ranks equal in right of payment to such Guarantee.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Trustee is hereby authorized by the Company to act as a "Paying Agent" for the purposes of this Indenture, until such time as the Company notifies the Trustee in writing that such authorization is revoked.

          "Permitted Holder" means each of (i) Michael W.

Malaga, (ii) Tim Monahan, William Euske, Nathan Gregory, Robert Flood and Steve Gorosh, as a group, (iii) investment funds controlled by The Carlyle Group owning Capital Stock of the Company as of the Issue Date, as a group, and (iv) investment funds controlled by Vulcan Ventures Incorporated owning Capital Stock of the Company as of the Issue Date, as a group.

          "Permitted Investments" means (i) any Investment in the Company or in any Restricted Subsidiary of the Company, (ii) any Investment in Cash Equivalents, (iii) any Investment by the Company or any Restricted Subsidiary of the Company in a Person if, as a result of such Investment (a) such Person becomes a Restricted Subsidiary of the Company or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its Debt, Equity Interests or other securities to, or is liquidated into, the Company or a Restricted Subsidiary of the Company, (iv) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the provisions of Section 1013, (v) any acquisition of assets to the extent acquired in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company, (vi) Strategic Investments; provided, however, that (a) at the time of and after giving effect
             --------  -------
to any such Strategic Investment, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof, and (b) the aggregate amount of Strategic Investments made pursuant to this clause (vi) shall not exceed the greater of $100 million and 5% of the Company's Total Common Equity at any one time outstanding, (vii) accounts receivable created or acquired in the ordinary course of business of the Company or any Restricted Subsidiary, (viii) Investments arising from transactions by the Company or any Restricted Subsidiaries with trade creditors or customers in the ordinary course of business (including any such Investment received pursuant to any plan of reorganization or similar arrangement pursuant to the bankruptcy or insolvency of such trade creditors or customers or otherwise in settlement of a claim),
(ix) Hedging Obligations and (x) Guarantees of commitments for the purchase of goods or services incurred in the ordinary course of business so long as such Guarantees, to the extent constituting Debt, are permitted to be incurred under the provisions of Section 1007.

          "Permitted Liens" means (i) Liens in favor of the Company, any Restricted Subsidiary of the Company or Holders of the Securities, (ii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Restricted Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such
--------
merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company, (iii) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company; provided that such Liens were in existence prior to
                           --------
the contemplation of such acquisition, (iv) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business, (v) Liens existing on the Issue Date, (vi) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision
                      --------
as shall be required in conformity with GAAP shall have been made therefor,
(vii) Liens securing Purchase Money Debt permitted by this Indenture on the property so financed together with proceeds, product, accessions, substitutions and replacements thereof (it being understood that all Debt owed to any single lender or group of lenders or outstanding under any single credit facility shall be considered a single Purchase Money Debt, whether drawn at one time or from time to time), (viii) Liens created by "notice" or "precautionary" filings in connection with operating leases or other transactions pursuant to which no Debt or Attributable Debt is incurred by the Company or any Restricted Subsidiary,
(ix) Liens on securities constituting "margin stock" within the meaning of Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System, to the extent that the Investment by the Company or any Restricted Subsidiary in such margin stock is not prohibited by this Indenture,
(x) Liens on Capital Stock of Unrestricted Subsidiaries, (xi) Liens in favor of the Trustee arising under this Indenture, (xii) Liens securing the Credit Facility permitted under clause (i) of the covenant described in the second paragraph of Section 1007, (xiii) Liens securing Debt incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings and refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (i) through (xii) so long as such Lien does not extend to any other property and the principal amount of Debt so secured is not increased except as otherwise permitted under clause
(i) of the definition of Permitted Refinancing Debt, (xiv) Liens securing Debt securities on cash and Cash Equivalents representing the proceeds of such Debt securities and pledged for the purpose of providing for the payment of principal of, and/or interest on, such Debt securities, and (xv) zoning restrictions, servitudes, easements, rights-of-way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business of the Company or any Subsidiary of the Company that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary.

          "Permitted Refinancing Debt" means any Debt of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Debt of the Company or such Restricted Subsidiary (other than Intercompany Debt); provided that (i) the principal amount (or accreted value, if issued at an
--------
original issue discount) of such Permitted Refinancing Debt does not exceed the principal amount of (or accreted value, if issued at an original issue discount), plus accrued interest on, the Debt so extended, refinanced, renewed, replaced, defeased or refunded plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase (plus the amount of reasonable expenses incurred in connection therewith),(ii) such Permitted Refinancing Debt has a final maturity date later than the final maturity date of, and has a Weighted

Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Debt being extended, refinanced, renewed, replaced, defeased or refunded, (iii) if the Debt being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Securities, such Permitted Refinancing Debt has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Securities on terms at least as favorable to the holders of Securities as those contained in the documentation governing the Debt being extended, refinanced, renewed, replaced, defeased or refunded, and (iv) such Debt is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Debt being extended, refinanced, renewed, replaced, defeased or refunded.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

          "Predecessor Security" of any particular Security means every previous Security issued before, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Productive Assets" means assets, including assets owned directly or indirectly through Capital Stock of a Restricted Subsidiary, of a kind used or usable in the Telecommunications Business of the Company or its Restricted Subsidiaries.

          "Public Equity Offering" means an underwritten offering of Common Stock with gross proceeds to the Company of at least $35 million pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

          "Purchase Agreement" means the Purchase Agreement, dated February 3, 2000, between the Company and the Purchasers, as such agreement may be amended from time to time.

          "Purchase Amount" has the meaning set forth in the definition of "Offer to Purchase" in this Section 101.

          "Purchase Date" has the meaning set forth in the definition of "Offer to Purchase" in this Section 101.

          "Purchase Money Debt" means Debt of the Company or any Restricted Subsidiary of the Company (including Acquired Debt and Debt represented by Capital Lease Obligations, mortgage financings and purchase money obligations), including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time, incurred for the purpose of financing all or any part of the cost of maintenance development, construction, acquisition, enhancement or improvement by the Company or any Restricted Subsidiary of the Company of (a) any Productive Assets of the Company or any Restricted Subsidiary of the Company or (b) any Telecommunications Related Assets.

          "Purchase Price" has the meaning set forth in the definition of "Offer to Purchase" in this Section 101.

          "Purchasers" means Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, CIBC World Markets Corp. and Credit Suisse First Boston Corporation.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

          "Registration Default" has the meaning set forth in the form of Security contained in Section 202.

          "Registration Rights Agreement" means the Registration Rights Agreement among the Company and the Purchasers dated the Issue Date, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

          "Regulation S Global Security" has the meaning specified in Section
201.

          "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon each Regulation S Security.

          "Regulation S Securities" means all Securities required pursuant to
Section 305(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

          "Resale Registration Statement" has the meaning set forth in the Form of the Securities contained in Section 202.

          "Responsible Officer" shall mean any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

          "Restricted Global Security" has the meaning specified in Section
201.

          "Restricted Investment" means an Investment other than a Permitted Investment.

          "Restricted Payments" has the meaning specified in Section 1009.

          "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities.

          "Restricted Securities" means all Securities required pursuant to
Section 305(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

          "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

          "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 202 to be placed upon each Restricted Security.

          "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary. If no referent Person is identified, the term "Restricted Subsidiaries" shall be deemed to refer to Restricted Subsidiaries of the Company.

          "Rule 144A" means Rule 144A under the Securities

Act (or any successor provision), as it may be amended from time to time.

          "Rule 144A Securities" means the Securities purchased by the Purchasers from the Company pursuant to the Purchase Agreement, other than the Regulation S Securities.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc., and its successors.

          "Sale and Leaseback Transaction" means, with respect to any Person, any direct or indirect arrangement pursuant to which any property (other than Capital Stock) is sold by such Person or a Subsidiary, or, in the case of the Company, a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Subsidiaries or, in the case of the Company, one of its Restricted Subsidiaries.

          "SEC Reports" has the meaning specified in Section 704.

          "Securities" means the Exchange Securities and the Original Securities (including Additional Securities, if any).

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

          "Security Register" and " Security Registrar" have the respective meanings specified in Section 305.

          "Significant Subsidiary" means any Restricted Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Issue Date.

          "Special Record Date" for the payment of any

Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity" means, with respect to any installment of interest or principal in respect of any Debt, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Debt, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

          "Step-Down Date" has the meaning set forth in the form of the Security contained in Section 202.

          "Step-Up" has the meaning set forth in the form of the Security contained in Section 202.

          "Strategic Equity Placement" means an equity investment made by a Strategic Investor in the Company in an aggregate amount of not less than $25 million.

          "Strategic Investment" means an Investment in any Person primarily engaged in a Telecommunications Business, provided that such Investment is
                                          --------
determined by the Board of Directors to promote or significantly benefit the businesses of the Company and its Restricted Subsidiaries as conducted on the date of such Investment.

          "Strategic Investor" means a corporation, partnership or other entity engaged directly or indirectly in the Telecommunications Business that has, or 80% or more of the voting stock of which is owned by a Person that has, an equity market capitalization, at the time of its initial investment in the Company, in excess of $1 billion.

          "Subordinated Debt" means Debt of the Company or a Guarantor subordinated in right of payment to the Securities or the Guarantee of such Guarantor, as the case may be.

          "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership, limited liability company or similar pass-through entity, (a) the sole general partner or the managing general partner or managing member of which is such Person or a Subsidiary of such Person or (b) the only general partners, managing members, or Persons, however designated in corresponding roles, of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Telecommunications Business" means, when used in reference to any Person, that such Person is engaged primarily in the business of transmitting, or providing services relating to the transmission of, voice or data through leased transmission facilities (including facilities such as fiber, copper and switches), and any business related, ancillary or complementary thereto (as conclusively determined in good faith by the Board of Directors).

          "Telecommunications Related Assets" means all assets, rights (contractual or otherwise) and properties, whether tangible or intangible, real or personal, used or to be used, in connection with a Telecommunications Business.

          "Total Common Equity" of any Person means, as of any date of determination, the product of (i) the aggregate number of outstanding primary shares of common stock of such Person on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of common stock of such Person) and (ii) the average Closing Price of such common stock over the 20 consecutive Trading Days immediately preceding such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (ii) of the preceding sentence shall be determined by the Board of Directors in good faith and evidenced by a Board Resolution filed with the Trustee.

          "Trading Day", with respect to a securities exchange or automated quotation system, means a day on which such exchange or system is open for a full day of trading.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however,
                                                            --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

          "Unrestricted Subsidiary" means any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such Subsidiary (i) has no Debt other than Non-Recourse Debt, (ii) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company, unless such agreement, contract, arrangement or understanding constitutes a Restricted Payment permitted by the Indenture, (iii) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results, and (iv) has not Guaranteed or otherwise directly or indirectly provided credit support for any Debt of the Company or any of its Restricted Subsidiaries.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words (including "Senior" and "Executive") added before or after the title "vice president".

          "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          "Weighted Average Life to Maturity" means, when applied to any Debt at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Debt.

          "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.


SECTION 102.  Compliance Certificates and Opinions.
              ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and under this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.   Form of Documents Delivered to Trustee.
               --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate of an officer of the Company may be based, insofar as it relates to legal matters, upon an opinion of counsel submitted therewith, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate is based is erroneous. Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of an officer or officers of the Company sub mitted therewith stating the information on which counsel is relying, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.   Acts of Holders; Record Dates.
               -----------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing pursuant to this Section 104 may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for,
                       --------
and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective
             --------
hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be
                                       --------
effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by

Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless
                      --------
notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.   Notices, Etc., to Trustee and Company.
               -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if delivered in writing to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.   Notice to Holders; Waiver.
               -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if (i) in the case of a Global Security, in writing by facsimile and/or by overnight mail to the Depositary, and (ii) in the case of securities other than Global Securities, in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.   Application of Trust Indenture Act.
               ----------------------------------

          The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.   Effect of Headings and Table of Contents.
               ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.   Successors and Assigns.
               ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.   Separability Clause.
               -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.   Benefits of Indenture.
               ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   No Personal Liability of Directors, Officers,Employees and
               ----------------------------------------------------------
Stockholders.
------------

          No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder shall be deemed to have waived and released each such past, present and future director, officer, employee, incorporator and stockholder of the Company of any such liability by accepting a Security as part of the consideration for the issuance of the Securities.

SECTION 113.   Governing Law.
               -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law thereof.


SECTION 114.   Legal Holidays.
               --------------

          In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the
                                --------
period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                Security Forms

SECTION 201.   Forms Generally.
               ---------------

          The Securities and the Trustee's certificates of authentication thereof shall be in substantially the forms set forth in this Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit by the Depositary to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security". Upon their original issuance, Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of the Depositary, or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that
                                                                 --------
upon such deposit all such Securities shall be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearsteam. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security".

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          In certain cases described elsewhere herein, the legends set forth in
Section 202 may be omitted from Securities issued hereunder.


SECTION 202.   Form of Face of Security.
               ------------------------

          [If the Security is a Global Security, insert the legends required by
Section 204 of the Indenture]

          [If Restricted Securities, then insert - THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

          [If a Regulation S Security, then insert -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

                     NorthPoint Communications Group, Inc.

                         12 7/8% SENIOR NOTES DUE 2010


[IF RESTRICTED GLOBAL SECURITY - CUSIP NO.   ]
[IF ANY REGULATION S SECURITY - CUSIP NO.    ]
[IF REGULATION S GLOBAL SECURITY - ISIN NO.  ]

                                         No. ______                $____________

          NorthPoint Communications Group, Inc., a corporation organized under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to_____________, or registered assigns, the principal sum of _____________ Dollars [if this Security is a Global Security, then insert: (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $500,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on February 15, 2010, and to pay interest thereon from February 8, 2000 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing August 15, 2000 at the rate of 12 7/8% per annum, until the principal hereof is paid or made available for payment. [If Original Securities, then insert: provided, however, that if (i) the Company has not filed a registration
         --------  -------
statement (the "Exchange Registration Statement") under the Securities Act, registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Additional Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") (or, in lieu thereof, a registration statement registering this Security for resale (a "Resale Registration Statement")) by May 8, 2000 (or within 30 days of the date on which the obligation to file a Resale Registration Statement first arises), (ii) the Exchange Registration Statement relating to the Exchange Offer has not become or been declared effective by August 6, 2000 or, if applicable, the Resale Registration Statement has not become or been declared effective within 180 days of the date on which the obligation to file such Resale Registration Statement first arises, or (iii) the Exchange Offer has not been completed within 30 days after the date on which the Exchange Registration Statement has become or been declared effective (if the Exchange Offer is then required to be made pursuant to the Registration Rights Agreement) or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective (except as specifically permitted therein) but shall thereafter cease to be effective without being succeeded promptly by an additional registration statement filed and declared effective, in each case (i) through (iv) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (iv), a "Registration Default"), then interest will accrue (in addition to any stated interest on the Securities) (the "Step-Up") at a rate of 0.5% per annum, determined daily, on the principal amount of the Securities, for the 90-day period immediately following the occurrence of the Registration Default, which rate shall be increased by 0.25% per annum at the beginning of each subsequent 90-day period (provided that the rate at which such additional
                          --------
interest accrues shall not exceed 1.0% per annum in the aggregate) and interest shall be payable at such increased rate until such time (the "Step-Down Date") as no Registration Default is in effect(after which such interest rate will be restored to its initial rate). Interest accruing as a result of the Step-Up (which shall be computed on the basis of a 365-day year) is referred to herein as "Additional Interest." Accrued Additional Interest, if any, shall be paid semi-annually on February 15 and August 15 in each year; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such

Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          In the case of a default in payment of principal and premium, if any, upon acceleration or redemption, interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 12 7/8% per annum (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

          If this Security is issued in the form of a Global Security, payments of the principal of (and premium, if any) and interest on this Security shall be made in immediately available funds to the Depositary. If this Security is issued in certificated form, payment of the principal of (and premium, if any) and interest on this Security will be made at the corporate trust office of the Trustee and at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the
                                                --------  -------
option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security

Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:

                                   NorthPoint Communications Group, Inc.


                                   By______________________________
                                     Name:
                                     Title:

Attest:


______________________________
Name:
Title:



SECTION 203.  Form of Reverse of Security.
              ---------------------------

          This Security is one of a duly authorized issue of Securities of the Company designated as its 12 7/8% Senior Notes due 2010 (the "Securities") issued under an Indenture, dated as of February 8, 2000 (herein called the "Indenture"), between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $500,000,000.

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at any time on or after February 15, 2005 prior to maturity, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued and unpaid interest to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning February 15 of each of the years indicated below:

                                        Redemption
                         Year              Price
                         ----           ----------

                         2005            106.438%
                         2006            104.292%
                         2007            102.146%
                         2008            100.000%
                    and thereafter

together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

          The Securities are subject to redemption prior to February 15, 2003 only in the event that before February 15, 2003 the Company receives net proceeds consisting of cash or Cash Equivalents from one or more Public Equity Offerings or Strategic Equity Placements, in which case the Company may, on one or more occasions, at its option, use all or a portion of any such net proceeds to redeem Securities in a principal amount of up to an aggregate amount equal to 35% of the original principal amount of the Securities, at a Redemption Price of 112.875% of their principal amount plus accrued and unpaid interest of the Securities to be redeemed to but excluding the Redemption Date (subject to the right of Holders of record to receive interest due on an Interest Payment Date that is on or prior to the Redemption
Date); provided, however, that Securities in an amount equal to at least 65% of
       --------  -------
the original aggregate principal amount of the Securities remain Outstanding after such redemption and such redemption occurs on a Redemption Date within 60 days of the closing of any such Public Equity Offering or Strategic Equity Placement, as the case may be, and further provided, however, that a notice of
                                   ------- --------  -------
redemption is sent by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register no later than 30 days after the closing of the related Public Equity Offering or Strategic Equity Placement, as the case may be, is completed. The Company may only redeem the Securities in amounts of $1,000 or an integral multiple of $1,000.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Securities do not have the benefit of any sinking fund obligations.

          The Indenture provides that, subject to certain conditions, if (i) a Change of Control occurs or (ii) certain Net Cash Proceeds are available to the Company as a result of any Asset Sale, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

          [If not a Global Security -- In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If a Global Security insert -- In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, redemption or repurchase of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the Depositary's custodian for this Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.]

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security, or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          Unless the context otherwise requires, the Original Securities (as defined in the Indenture) and the Exchange Securities (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new

Securities, of authorized denominations and like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like tenor and aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

          Interest [If an Original Security, then insert: (other than Additional Interest)] on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1013 or 1016 of the Indenture, check the box:

                                      [_]

          If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1013 or 1016 of the Indenture, state the amount:
$___________

Dated:________________                  Your Signature __________________
                                             (Sign exactly as name
                                             appears on the other side of
                                             this Security)


Signature Guarantee:____________________________________________________________
                    Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


SECTION 204.  Additional Provisions Required in Global Security.
              -------------------------------------------------

          Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 202 and 203, bear a legend in substantially the following form:

          [If a Global Security, insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [If a Global Security to be held by the Depository Trust Company, insert -- UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST

COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SECTION 205.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

          This is one of the Securities referred to in the within-mentioned Indenture.

Dated:


                                                           The Bank of New York,
                                                                      as Trustee


                                                        By ____________________
                                                           Authorized Signatory

                                 ARTICLE THREE

                                The Securities

SECTION 301.  Title and Terms.
              ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $500,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108 or in connection with an Offer to Purchase pursuant to
Section 1013 or 1016. The Trustee shall authenticate Original Securities on the Issue

Date in an aggregate principal amount not to exceed $400,000,000. In addition, the Trustee shall authenticate additional Original Securities ("Additional Securities") in an aggregate principal amount not to exceed $100,000,000 upon receipt of an Officers' Certificate specifying the amount of Securities to be authenticated and the date on which such Securities are to be authenticated and certifying that all conditions precedent to the issuance of the Additional Security contained herein have been complied with and that no Default or Event of Default would occur as a result of the issuance of such Additional Securities.

          The Company may issue Exchange Securities from time to time pursuant to an Exchange Offer or otherwise, in each case pursuant to a Board Resolution, subject to Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount of Original Securities. Upon any such exchange the Original Securities shall be canceled in accordance with Section 309 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Original Securities and Exchange Securities Outstanding exceed $500,000,000.

          The Securities shall be known and designated as the "12 7/8% Senior Notes due 2010" of the Company. The Stated Maturity of the Securities shall be February 15, 2010. The Securities shall bear interest at the rate of 12 7/8% per annum, from February 8, 2000 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, as the case may be, payable semi-annually on February 15 and August 15, commencing August 15, 2000, until the principal thereof is paid or made available for payment; provided, however, with respect to Original Securities, if there has been a
--------  -------
Registration Default, a Step-Up will occur and the Original Securities will from then bear Additional Interest until the Step-Down Date. Accrued Additional Interest, if any, shall be paid in cash in arrears semi-annually on February 15 and August 15 in each year, and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. In connection with the cash payment of any Additional Interest, the Company shall notify the Trustee (the "Additional Interest Notice") on or before the later to occur of (i) the Regular Record Date preceding such payment of any Additional Interest, and (ii) the date on which any such Additional Interest begins to accrue, of the amount of Additional Interest to be paid by the Company on the next Interest Payment Date. In the event of the occurrence of a Step-Down Date during the period between the date on which the Additional Interest Notice is given and the next Interest Payment Date, the Company shall so notify the Trustee and shall provide the Trustee with the revised amount of Additional Interest to be paid by the Company on such Interest Payment Date.

          In the case of a default in payment of principal and premium, if any, upon acceleration or redemption, inter est shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 12 7/8% per annum (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

          If this Security is issued in the form of a Global Security, payments of the principal of (and premium, if any) and interest on this Security shall be made in immediately available funds to the Depositary. If the Securities are issued in certificated form, the principal of and premium, if any, and interest on the Securities shall be payable at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of
         --------  -------
interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1013 and 1016.

          The Securities shall be redeemable as provided in Article Eleven.

          The Securities shall not have the benefit of any sinking fund obligations.

          The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

          Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under this Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

SECTION 302.   Denominations.
               -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.


SECTION 303.   Execution, Authentication, Delivery and Dating.
               ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chief Executive Officer, its President or one of its Vice Presidents and attested by its Secretary or Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this

Indenture provided and not otherwise.

          At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 309 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Exchange Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) that such Exchange Securities have been duly and validly issued in accordance with the terms of this Indenture, and are entitled to all the rights and benefits set forth herein; and

          (b) that the issuance of the Exchange Securities in exchange for the Original Securities has been effected in compliance with the Securities Act.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.   Temporary Securities.
               --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon a Company Order the

Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.   Registration, Registration of Transfer and Exchange.
               ---------------------------------------------------

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as they may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

          Such Security Register shall distinguish between Original Securities and Exchange Securities.

          Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose in accordance with the terms hereof, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

          At the option of the Holder and subject to the other provisions of this Section 305, Securities may be exchanged for other Securities of any authorized denominations and of a like tenor and aggregate principal amount and bearing the applicable legends set forth in Section 202, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the legal, valid and binding obligations of the Company, evidencing the same debt, and (subject to the provisions in the Original Securities regarding the payment of Additional Interest) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of

Securities, other than exchanges pursuant to Section 304, 305, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1013 or 1016 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (b)  Certain Transfers and Exchanges.  Notwithstanding any other
               -------------------------------
provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

               (i)  Restricted Global Security to Regulation S Global Security.
                    ----------------------------------------------------------
     If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and clause (b)(iv) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to clause (b)(vii) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount.

               (ii)  Regulation S Global Security to Restricted Global Security.
                     ----------------------------------------------------------
     If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount.

               (iii) Non-Global Security to Non-Global Security.  A Security
                     ------------------------------------------
     that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 305(a), provided that, if the
                                                    --------
     Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a

     Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in every case to Section 305(c)).

               (iv)  Regulation S Global Security to be Held Through Euroclear
                     ---------------------------------------------------------
     or Clearsteam during Restricted Period.  The Company shall use its best
     --------------------------------------
     efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearsteam (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this clause (b)(iv) shall not
                                    --------
     prohibit any transfer or exchange of such an interest in accordance with clause (b)(ii) above.

               (v)   Exchanges of Book-Entry Securities for Certificated
                     ---------------------------------------------------
     Securities.  A beneficial interest in a Global Security may not be
     ----------
     exchanged for a Security in certificated form unless (i) DTC (x) notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security or (y) has ceased to be a clearing agency registered under the Exchange Act and in either case the Company thereupon fails to appoint a successor Depositary, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to the Securities. In all cases, certificated Securities delivered in exchange for any Global Security or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures). Any certificated Security issued in exchange for an interest in a Global Security will bear the legend restricting transfers that is borne by such Global Security. Any such exchange will be effected through the DWAC System and an appropriate adjustment will be made in the records of the Security Registrar to reflect a decrease in the principal amount of the relevant Global Security.

          (c)  Securities Act Legends.  Rule 144A Securities and their Successor
               ----------------------
Securities shall bear a Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

               (i) subject to the following clauses of this Section 305(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

               (ii) subject to the following clauses of this Section 305(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to
                     --------
     Section 305(b)(v) or (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

               (iii) Registered Securities shall not bear a  Securities Act
     Legend;

               (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

               (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company, shall authenticate and deliver such new Security as provided in this Article Three; and

               (vi) notwithstanding the foregoing provisions of this Section 305(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.


SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.
               ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor, form, terms and principal amount and bearing a number not con temporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in the discretion of the Company may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   Payment of Interest; Interest Rights Preserved.
               ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest (including Additional Interest) on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall (a) bear interest at the rate per annum stated in the form of Security included herein (to the extent that the payment of such interest shall be legally enforceable), and (b) forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special

     Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.
               ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.   Cancellation.
               ------------

          All Securities surrendered for payment, redemption registration of transfer, exchange or pursuant to any Offer to Purchase pursuant to Section 1013 or 1016 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its standard procedures or as directed by a Company Order; provided, however, that the Trustee shall not be required to
               --------  -------
destroy such Securities.

SECTION 310.   Computation of Interest.
               -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, except that Additional Interest shall be computed on the basis of a 365-day year.

SECTION 311.   CUSIP Numbers.
               -------------

          The Company in issuing Securities may use "CUSIP" and "ISIN" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "CUSIP" and "ISIN" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that
                                                                  --------
any such notice may state that no representation is made as to the correctness of such CUSIP and ISIN numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP and ISIN numbers.

                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401.   Satisfaction and Discharge of Indenture.
               ---------------------------------------

          This Indenture shall cease to be of further effect as to all outstanding Securities and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on the Securities as and when the same will have become due and payable; or

               (B) all outstanding Securities (except lost, stolen or destroyed Securities which have been replaced or paid) have been delivered to the Trustee for cancellation;

          and the Company, in the case of (A) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of and premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

          (4) the Trustee shall have received such other documents and assurances as the Trustee shall have reasonably requested.

Notwithstanding the satisfaction and discharge of this Indenture, (i) the obligations of the Company to the Trustee under Section 607, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders of Securities to receive payment of principal of and premium, if any, and interest on the Securities, (iv) rights, obligations and immunities of the Trustee under this Indenture (including, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003), and (v) rights of holders of the Securities as beneficiaries of this Indenture with respect to any property deposited with the Trustee payable to all or any of them, shall survive.


SECTION 402.   Application of Trust Money.
               --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                 ARTICLE FIVE

                                   Remedies

SECTION 501.   Events of Default.
               -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days;

          (2) default in the payment of the principal of (or premium, if any, on) any Security when due;

          (3) default in the payment of the Purchase Price in respect of any Security required to be purchased pursuant to an Offer to Purchase made in accordance with Sections 1013 or 1016 when due and payable;

          (4)  default in the performance, or breach, of Section 801;

          (5) default in the performance, or breach, of any other covenant or warranty of the Company in this Indenture or in any Security (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Debt by the Company or any Restricted Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt of such type by the Company or any Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $5 million, whether such Debt or Guarantee now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay such Debt when due at the final maturity thereof, or shall have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable;

          (7) a final judgment or final judgments (not covered by insurance) for the payment of money are entered against the Company or any Restricted Subsidiary in an aggregate amount in excess of $5 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unstayed for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

          (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company, any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company, any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (9) the commencement by the Company or any Significant Subsidiary (or any group of Subsidiaries that, when taken as a whole, would constitute a Significant Subsidiary) of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary (or any group of Subsidiaries that, when taken as a whole, would constitute a Significant Subsidiary) in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary (or any group of Subsidiaries that, when taken as a whole, would constitute a Significant Subsidiary)or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary (or any group of Subsidiaries that, when taken as a whole, would constitute a Significant Subsidiary) in furtherance of any such action.


SECTION 502.   Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in Section 501(8) or (9) with respect to the Company, any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the Default Amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such

Default Amount and any accrued interest, together with all other amounts due under this Indenture, shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) with respect to the Company occurs, the Default Amount of and any accrued interest on the Securities then Outstanding, together with all other amounts due under this Indenture, shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

          The "Default Amount" in respect of any particular Security as of any particular date of acceleration shall equal the principal amount of the Security plus accrued and unpaid interest to such date.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due based on acceleration has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and interest thereon at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the applicable rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses incurred by the Trustee under this Indenture, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   Trustee May File Proofs of Claim.
               --------------------------------

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys, securities or other property payable or deliverable upon the exchange of the Securities or upon any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided,
                                                                   --------
however, that the Trustee may, on behalf of the Holders, vote for the election
-------
of a trustee in bankruptcy or similar official and be a member of a creditors or other similar committee.

SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.
               -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   Application of Money Collected.
               ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to the Holders pursuant to this Section 506.


SECTION 507.   Limitation on Suits.
               -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered and provided to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer and provision of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508.   Unconditional Right of Holders to Receive Principal, Premium and
               ----------------------------------------------------------------
               Interest.
               --------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.   Restoration of Rights and Remedies.
               ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and there after all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.   Rights and Remedies Cumulative.
               ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.   Delay or Omission Not Waiver.
               ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.   Control by Holders.
               ------------------

          The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
                                                        --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability (as determined in the sole discretion of the Trustee), and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          The Trustee may refuse, however, to follow any direction that the Trustee, in its sole discretion, determines may be unduly prejudicial to the rights of another Holder or that may subject the Trustee to any liability or expense if the Trustee determines, in its sole discretion, that it lacks sufficient indemnification against such loss or expense or the Trustee having been advised by counsel that the action so directed may not be lawfully taken.

SECTION 513.   Waiver of Past Defaults.
               -----------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities by written notice to the Trustee waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.   Undertaking for Costs.
               ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorney's fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed
--------
to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities or in any suit instituted by any Holder for the enforcement of principal of (and premium, if any) or interest on any Security on or after the applicable Stated Maturity of such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase required to be made pursuant to an Offer to Purchase, on or after the Purchase
Date).


SECTION 515.   Waiver of Stay or Extension Laws.
               --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.   Certain Duties and Responsibilities.
               -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. If an Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.   Notice of Defaults.
               ------------------

          The Trustee shall give the Holders notice of any Default hereunder as and to the extent provided by the Trust Indenture Act, unless such Default has been cured or waived; provided, however, that in the case of any Default of the
                      --------  -------
character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof and provided, further, that
                                                        --------  -------
the Trustee may withhold from the Holders notice of any continuing Default (other than a Default of the character specified in Sections 501(1) and 501(2)), if the Trustee shall determine that withholding such notice is in the interests of the Holders.


SECTION 603.   Certain Rights of Trustee.
               -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document whether in its original form or facsimile form believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

          (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction reasonably satisfactory to the Trustee;

          (f) prior to the occurrence of an Event of Default and after all such Events of Default shall have been cured, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith which the Trustee reasonably believed to have been authorized or within its rights or powers;

          (i) except as otherwise required pursuant to the Trust Indenture Act, the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any such Default or Event of Default, as the case may be, is received by the Trustee at the Corporate Trust Office of the Trustee, provided that such notice references the Securities
                            --------
     and this Indenture; and

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.


SECTION 604.   Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.   May Hold Securities.
               -------------------

          The Trustee, any Paying Agent, any Security Registrar (if other than the Trustee) or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.


SECTION 606.   Money Held in Trust.
               -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.


SECTION 607.   Compensation and Reimbursement.
               ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided here in, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

          (3) to fully indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, claims, damages or expenses (including the reasonable compensation, costs, expenses and disbursements of its agents, accountants, experts and counsel) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing this Indenture against the Company (including, without limitation, this Section 607) and of defending itself against any claim (whether asserted by any Holder or the Company or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 607 shall survive any termination of this Indenture and the resignation or removal of the Trustee.

          As security for the performance of the obligations of the Company under this Section 607, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 607 shall not be subordinate to any other liability or indebtedness of the Company (even though the Securities may be so subordinated).

          When the Trustee Incurs expenses or renders services after an Event of Default specified in Section 501(8) or (9) occurs, the expenses and the compensation for such services are intended to constitute expenses of administration under Title 11, U.S. Code, or any similar Federal state or foreign law for the relief of debtors.


SECTION 608.   Disqualification; Conflicting Interests.
               ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest within 90 days after ascertaining that it has such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.   Corporate Trustee Required; Eligibility.
               ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.   Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611, at which time the retiring Trustee shall be fully discharged from its obligations hereunder.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the

Company.

          (d) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (e)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by Board resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor

Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.   Acceptance of Appointment by Successor.
               --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee under Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that
                                                                 --------
such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.   Preferential Collection of Claims Against the Company.
               -----------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.   Appointment of Authenticating Agent.
               -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in
Section 106 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.

                                                           The Bank of New York,
                                                                      As Trustee

                                       By......................................,
                                                         As Authenticating Agent

                                       By.......................................
                                                            Authorized Signatory



                                 ARTICLE SEVEN

             Holders' Lists and Reports by Trustee and the Company

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.
               ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Security Registrar.


SECTION 702.   Preservation of Information; Communications to Holders.
               ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.   Reports by Trustee.
               ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.
If required by Section 313 (a) of the Trust Indenture Act, the Trustee shall, within sixty days after each January 15th following the date of this Indenture deliver to Holders a brief report, dated as of such January 15th, which complies with the provisions of such Section 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company shall promptly notify the Trustee of the listing of the Securities on any stock exchange and of any delisting thereof.


SECTION 704.   Reports by Company.
               ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act and in the manner set forth in Section 1017; provided that any such information, documents or reports
                       --------
required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports") shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company will nonetheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee and to furnish copies of such SEC Reports to the Holders of Securities at the time the Company is required to file such reports with the Trustee and will make such information available to investors who request it in writing.

          Delivery of such reports, information and documents to the Trustee shall be for informational purposes only and the Trustee's receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


SECTION 705.   Officers' Certificate with Respect to Change in Interest Rates.
               --------------------------------------------------------------

          Within five days after any Step-Up or Step-Down Date, the Company shall deliver an Officers' Certificate to the Trustee stating the new interest rate and the date on which it became effective.


                                 ARTICLE EIGHT

                          Merger, Consolidation, Etc.

SECTION 801.   Mergers, Consolidations and Certain Sales of Assets.
               ---------------------------------------------------

          The Company may not, in a single transaction or a series of related transactions, (i) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into the Company, or (ii) directly or indirectly, transfer, assign, convey, sell, lease or otherwise dispose of all or substantially all of its assets unless:

          (1) either (A) the Company shall be the surviving Person or (B) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such transfer, assignment, conveyance, sale, lease or other disposition was made shall be a corporation organized under the laws of the United States of America or any State thereof or the District of Columbia;

          (2) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition was made shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under this Indenture, the Securities and the Registration Rights Agreement;

          (3) immediately after giving pro forma effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (4) in the case of a transaction other than a consolidation or merger of a Wholly Owned Restricted Subsidiary organized under the laws of a State of the United States or the District of Columbia into the Company (A) immediately after giving effect to such transaction, the Company (or other successor entity to the Company) (i) shall have a Consolidated Net Worth that is equal to or greater than that of the Company immediately prior to the transaction and (ii) a Debt to Annualized Cash Flow Ratio (calculated as if such transaction had occurred at the beginning of the applicable two-quarter Measurement Period) equal to or less than that of the Company immediately prior to the transaction or (B) any other Person (i) assumes, by a supplemental indenture executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, or guarantees all of the Company's obligations under this Indenture, the Securities and the Registration Rights Agreement, (ii) would, as a result of the applicable transaction, properly classify the Company as a consolidated subsidiary in accordance with GAAP and (iii) would, if the conditions set forth in subclauses (i) and (ii) of clause A above were tested substituting such Person for the Company, satisfy such conditions;

          (5) if, as a result of any such transaction, property or assets of the Company would become subject to a Lien prohibited by the provisions of
     Section 1011, the Company or the successor entity to the Company shall have secured the Securities as required by Section 1011; and

          (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each in form and substance satisfactory to the Trustee stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officers' Certificate, setting forth the manner of determination of the Consolidated Net Worth in accordance with clause (4) of this Section 801, of the Company or, if applicable, of the Successor Company as required pursuant to the foregoing.


SECTION 802.   Successor Substituted.
               ---------------------

          Upon any consolidation of the Company with, or merger of the Company with or into, any other Person or any conveyance, sale, assignment, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, sale, assignment, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of (i) a lease or (ii) any sale, assignment, conveyance, transfer, lease or other disposition to a Restricted Subsidiary of the Company, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities; provided that
                                                                   --------
solely for the purpose of calculating amounts under Section 1009(a), any such surviving Person shall only be deemed to have succeeded to and be substituted for the Company with respect to the period subsequent to the effective time of such transaction, and the Company (before giving effect to such transaction) shall be deemed to be the "Company" for such purposes for all prior periods.

                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.   Supplemental Indentures Without Consent of Holders.
               --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

          (3) to secure the Securities pursuant to the requirements of Section 1011 or otherwise;

          (4) to provide for the issuance of Additional Securities in accordance with the provisions of its Indenture;

          (5) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to comply with any requirement of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of Exchange Securities or thereafter to maintain the qualification of this Indenture under the Trust Indenture Act;

          (6) to cure any ambiguity or defect, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this clause (6) shall not adversely
     --------
     affect the legal rights of the Holders; or

          (7) to provide for uncertificated Securities in addition to or in place of certificated Securities.


SECTION 902.   Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, and consistent with Section 513, the Company, when authorized by Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall,
                --------  -------
without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date;

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1019 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

          (4) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities (including the Additional Securities, if any) and a waiver of the payment default that resulted from such acceleration);

          (5) waive a redemption payment with respect to any Security (other than a payment required by any of the provisions of Section 1016 and
     Section 1013); or

          (6) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1013 or 1016 and until the Expiration Date of such Offer to Purchase, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner materially adverse to such Holder.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities shall be treated as valid consents.


SECTION 903.   Execution of Supplemental Indentures.
               ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The
Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.   Effect of Supplemental Indentures.
               ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905.   Conformity with Trust Indenture Act.
               -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.   Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payment of Principal, Premium and Interest.
               ------------------------------------------

          The Company will duly and punctually pay the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  Maintenance of Office or Agency.
               -------------------------------

          The Company will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York, New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided,
                                                                       --------
however, that no such designation or rescission shall in any manner relieve the
-------
Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Security Payments to be Held in Trust.
               -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 504, upon any bankruptcy or reorganization proceeding relative to the Company, the Trustee shall serve as the Paying Agent for the Securities.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 504, upon any bankruptcy or reorganization proceeding relative to the Company the Trustee shall serve as the Paying Agent for the Securities.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (4) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on the Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
                                --------  -------
Paying Agent, before being required to make any such repayment, shall, at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Existence.
               ---------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of its Subsidiaries and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the
                                                --------  -------
Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole or that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  Maintenance of Properties and Insurance.
               ---------------------------------------

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided,
                                                                     --------
however, that nothing in this Section shall prevent the Company from
-------
discontinuing the operation or maintenance of any of such properties if such discontinuance will not in the good faith judgment of the Board of Directors, impair the ability of the Company to comply with the other provisions of the Indenture, the Securities or the Registration Rights Agreement.

          The Company shall, and shall cause the Subsidiaries of the Company to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

SECTION 1006.  Payment of Taxes and Other Claims.
               ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiaries of the Company or upon the income, profits or property of the Company or any Subsidiaries, except such as is being contested in good faith by appropriate proceedings or where the failure to effect such payment does not have a material adverse effect on the Company's financial condition or its ability to satisfy its obligations under the Indenture, the Securities or the Registration Rights Agreement.


SECTION 1007.  Limitation on Incurrence of Debt.
               --------------------------------

          The Company may not, and may not permit any Restricted Subsidiary of the Company to, directly or indirectly, Incur any Debt (including Acquired
Debt), provided, however, that the Company and its Restricted Subsidiaries may
       --------  -------
Incur Debt (including Acquired Debt) if, after giving effect thereto, the Company's Debt to Annualized Cash Flow Ratio is no greater than 6.0 to 1.0.

          Notwithstanding the foregoing limitation, the Company and any Restricted Subsidiary may Incur the following:

          (i)   Debt under the Credit Facility, provided that the aggregate
                                                --------
     principal amount of such Debt at any one time outstanding (with letters of credit being deemed to have a principal amount equal to the maximum reimbursement obligations of the Company and/or any of its Restricted Subsidiaries thereunder) shall not exceed $325 million less the aggregate amount of all Net Cash Proceeds of Asset Sales applied to permanently reduce the commitments with respect to such Debt pursuant to the provisions of Section 1013;

          (ii)  Purchase Money Debt;

          (iii) Existing Debt;

          (iv) Debt in an aggregate principal amount (or, in the case of Debt issued at a discount, the accreted amount at the time of incurrence, determined in accordance with GAAP) at any one time outstanding of up to $50 million;

          (v) Debt in an aggregate principal amount of up to 2.5 times the sum of the net cash proceeds received by the Company after the Issue Date in connection with any issuance and sale of Equity Interests (other than Disqualified Stock), plus the Fair Market Value of Equity Interests (other than Disqualified Stock) issued in connection with an acquisition of a Telecommunications Business or Telecommunications Related Assets; provided
                                                                       --------
     that such Debt does not mature prior to the Stated Maturity of the Securities or has an Weighted Average Life to Maturity at least equal to the Securities;

          (vi)   Debt represented by the principal amount of Original
     Securities;

          (vii) Permitted Refinancing Debt issued in exchange for, or the net proceeds of which are used to refund, refinance or replace, Debt (other than Intercompany Debt) permitted to be incurred under the first paragraph of this Section 1007 or clauses (ii), (iii), (v) or (vi) of this paragraph;

          (viii) Intercompany Debt; provided, however, that:
                                    --------  -------

               (a) any subsequent issuance or transfer of Equity Interests that results in any such Debt being held by a Person other than the Company or any of its Restricted Subsidiaries; and

               (b) any sale or other transfer of any such Debt to a Person that is not either the Company or a Restricted Subsidiary shall be deemed, in each case, to constitute an incurrence of such Debt by the Company or such

     Restricted Subsidiary, as the case may be, not permitted by this clause
     (viii);

          (ix)  Hedging Obligations; and

          (x) Debt consisting of performance and other similar bonds and reimbursement obligations incurred in the ordinary course of business securing the performance of contractual, franchise or license obligations of the Company or a Restricted Subsidiary, or in respect of a letter of credit obtained to secure such performance.

          For purposes of determining compliance with this Section 1007, in the event that an item of Debt meets the criteria of more than one of the types of Debt the Company is permitted to Incur pursuant to this Section 1007, the Company shall have the right, in its sole discretion, to classify such item of Debt and shall only be required to include the amount and type of such Debt under the clause or paragraph permitting the Debt as so classified. The determination of any particular amount of Debt under such covenant shall be made without duplication for Guarantees or Liens supporting Debt otherwise included in the determination of a particular amount.


SECTION 1008.  Limitation on Issuances of Guarantees of Debt.
               ---------------------------------------------

          The Company shall not permit any Subsidiary, directly or indirectly, to Guarantee, assume or in any other manner become liable with respect to any Pari Passu Debt or Subordinated Debt (other than Debt permitted under clause (i) of Section 1007) of the Company unless such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee of the Securities on the same terms as the Guarantee of such Debt, except that:

          (i)   such Guarantee need not be secured unless required pursuant to
     Section 1011; and

          (ii) if such Debt is by its terms expressly subordinated to the Securities, any such assumption,

     Guarantee or other liability of such Subsidiary with respect to such Debt shall be subordinated to such Subsidiary's Guarantee of the Securities at least to the same extent as such Debt is subordinated to the Securities.

     Notwithstanding the foregoing, any Guarantee by a Subsidiary of the Securities shall provide by its terms that it (and all Liens securing the same) shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all of the assets of, such Subsidiary, which transaction is in compliance with the terms of this Indenture and in which such Subsidiary is released from its Guarantees of other Debt of the Company or any of its Subsidiaries, (ii) the designation of such Subsidiary as an Unrestricted Subsidiary in compliance with the covenant set forth in Section 1021 or (iii) the release of such Subsidiary from all of its obligations under all of its Guarantees of Debt of the Company.


SECTION 1009.  Limitation on Restricted Payments.
               ---------------------------------

          (a) The Company may not, and may not permit any of its Restricted Subsidiaries to, directly or indirectly (all such payments and other actions set forth in clauses (i) through (iv) are collectively referred to as "Restricted Payments"):

          (i) declare or pay any dividend or make any other payment or distribution on account of the Company or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company or a Restricted Subsidiary of the Company);

          (ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary of the Company);

          (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value, any Debt that is subordinated to the Securities, except a payment of interest or principal at Stated Maturity; or

          (iv)  make any Restricted Investment,

unless, at the time of and after giving effect to such Restricted Payment:

          (i) no Default or Event of Default has occurred and is continuing or would occur as a consequence thereof;

          (ii) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable two-quarter Measurement Period, have been permitted to Incur at least $1.00 of additional Debt pursuant to the Debt to Annualized Cash Flow Ratio test set forth in the first paragraph of Section 1007; and

          (iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the Issue Date (excluding Restricted Payments permitted by clauses (ii), (iii) and (iv) of Section 1009(b)), is less than the sum, without duplication, of

               (a) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of this Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus

               (b) 100% of the aggregate net cash proceeds received by the Company since the Issue Date as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale of Disqualified Stock or debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Company), plus

               (c) 100% of the net reduction in Investments in any Unrestricted Subsidiary since the end of the first fiscal quarter ending after the Issue Date resulting from payments of interest on Debt, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or any of its Restricted Subsidiaries (except to the extent that any such payment is included in the calculation of Consolidated Net Income) or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (provided that the amount
                                                   --------
          included in this clause (c) shall not exceed the amount of Investments previously made by the Company and its Restricted Subsidiaries in such Unrestricted Subsidiary.)

     If the Company or any of its Restricted Subsidiaries makes a Restricted Payment which, at the time it is made, would in the good faith determination of the Company be permitted under this Indenture, such Restricted Payment shall be deemed to have been made in compliance with this Indenture notwithstanding any subsequent adjustments to the Company's financial statements made in good faith that affect Consolidated Net Income for any period.

          (b) Notwithstanding Section 1009(a), the following payments and actions shall not be prohibited:

          (i) the payment of any dividend within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Indenture;

          (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Debt or Equity Interests of the Company or its Restricted Subsidiaries in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, other Equity Interests of the Company (other than any Disqualified Stock); provided that the amount of any such net cash proceeds
                          --------
     that are used for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (iii)(b) of Section 1009(a);

          (iii) the defeasance, redemption, repurchase or other acquisition of subordinated Debt with the net cash proceeds from an incurrence of Permitted Refinancing Debt;

          (iv) the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis, or by the Company and/or any of its Restricted Subsidiaries in respect of Disqualified Stock permitted to have been issued under Section 1007;

          (v) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary of the Company held by any member of the Company's or any of its Restricted Subsidiaries' management; provided that (a) the aggregate price
                                          --------
     paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $2,000,000 plus the aggregate cash proceeds received by the Company since the Issue Date from issuances of its Equity Interests to officers, managers, directors or employees of the Company or any of its Subsidiaries and (b) no Default or Event of Default shall have occurred and be continuing immediately after such transaction;

          (vi) Investments made out of the net cash proceeds of a substantially concurrent issue and sale (other than to a Subsidiary of the Company) of Equity Interests (other than Disqualified Stock) of the Company; provided that the amount of any such net cash proceeds that are
              --------
     used for any such Investment shall be excluded from clause (iii)(b) of
     Section 1009(a); and

          (vii) other Restricted Payments not to exceed $10 million in the aggregate at any time outstanding (with Restricted Payments pursuant to this clause not being counted as Restricted Payments for purposes of clause
     (iii) of Section 1009(a)).

          (c) The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any non-cash Restricted Payment shall be determined conclusively by a Board Resolution delivered to the Trustee.


SECTION 1010.  Limitation on Dividend and Other Payment Restrictions Affecting
               ---------------------------------------------------------------
               Restricted Subsidiaries.
               -----------------------

          The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to:

          (i) pay dividends (in cash or otherwise) or make any other distributions to the Company or any of its Restricted Subsidiaries in respect of its Capital Stock or in respect of any other interest or participation in, or measured by, its profits or pay any indebtedness owed to the Company or any Restricted Subsidiary;

          (ii) make loans or advances to the Company or any Restricted Subsidiary; or

          (iii) transfer any of its property or assets to the Company or any Restricted Subsidiary.

Notwithstanding the foregoing, the Company may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction pursuant to:

               (a)  Existing Debt as in effect on the Issue Date;

               (b)  the Credit Facility;

               (c)  this Indenture and the Securities;

               (d)  applicable law and regulations;

               (e) any instrument governing Debt or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Debt was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided
                                                                        --------
          that, in the case of Debt, such Debt was permitted to be incurred under Section 1007;

               (f) customary non-assignment provisions in contracts entered into in the ordinary course of business;

               (g) customary restrictions on encumbrance, transfer or disposition of financed assets pursuant to agreements governing Purchase Money Debt on the property so acquired permitted by this Indenture;

               (h) any agreement for the sale of a Restricted Subsidiary that contains restrictions applicable to that Restricted Subsidiary pending its sale;

               (i)  Permitted Refinancing Debt, provided
                                                --------
          that the restrictions contained in the agreements governing such Permitted Refinancing Debt are no more restrictive, taken as a whole, than those contained in the agreements governing the Debt being refinanced;

               (j) any restriction on the sale or other disposition of assets or property securing Debt as a result of a Permitted Lien, or other Lien permitted to be incurred pursuant to the provisions of Section 1011, on such assets or property;

               (k) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business; and

               (l) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business.


SECTION 1011.  Limitation on Liens.
               -------------------

          The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, Incur, assume or suffer to exist any Lien on any asset now owned or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom, except Permitted Liens without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities:

     (x) equally and ratably with (or prior to) such Debt as to such property for so long as such Debt will be so secured or

     (y) in the event such Debt is Debt of the Company which is subordinate in right of payment to the Securities, prior to such Debt as to such property for so long as such Debt will be so secured.

SECTION 1012.  Limitation on Sale and Leaseback Transactions.
               ---------------------------------------------

           The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, enter into, assume, Guarantee or otherwise become liable with respect to any Sale and Leaseback Transaction unless:

     (i) the Company or such Restricted Subsidiary would be entitled to Incur secured Debt by reason of the provisions of Section 1007 and Section 1011 equal in amount to the Attributable Debt with respect to such transaction;

     (ii) the consideration received by the Company or the Restricted Subsidiary from such transaction is at least equal to the Fair Market Value of the property being transferred; and

     (iii) the Net Cash Proceeds received by the Company or the Restricted Subsidiary from such transaction are applied in accordance with Section 1013.


SECTION 1013.  Limitation on Asset Sales.
               -------------------------

           (a) The Company may not, and may not permit any Restricted Subsidiary to, consummate any Asset Sale unless:

               (i) the Company or the Restricted Subsidiary, as the case may be, receives consideration for such Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of as determined by the Board of Directors in good faith and evidenced by a Board Resolution set forth in an Officers' Certificate delivered before or after such Asset Sale to the Trustee, which determination shall be conclusive; and

               (ii) at least 75% of the consideration for such disposition consists of any combination of cash or Cash Equivalents. For purposes of this provision, each of the following are considered cash:

           (1) any liabilities (as reflected on the

     Company's or the Restricted Subsidiary's most recent balance sheet) of the Company or the Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Securities or any Guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or the Restricted Subsidiary from further liability; and

          (2) any securities, notes or other obligations received by the Company or the Restricted Subsidiary from such transferee that are contemporaneously (subject to ordinary settlement periods) converted by the Company or the Restricted Subsidiary into cash (to the extent of the cash received in that conversion).

     (b) The Company and its Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with clause (ii) of Section 1013(a) provided that:
--------

          (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (as determined in accordance with clause (i) of Section 1013(a)) of the assets or other property sold, issued or otherwise disposed of;

          (ii) at least 75% of the consideration for such Asset Sale constitutes any combination of cash, Cash Equivalents and Productive Assets; and

          (iii) each of the following are treated as Net Cash Proceeds for purposes of the provisions of Section 1013(c):

               (1)  any cash consideration;

               (2) any non-cash consideration not constituting Productive Assets received by the Company or any of its Restricted Subsidiaries in connection with such Asset Sale that is converted into or sold or otherwise disposed of for cash or Cash Equivalents at any time within 365 days after such Asset Sale; and

               (3) any Productive Assets constituting cash or Cash Equivalents received by the Company or any of its Restricted Subsidiaries in connection with such Asset Sale.

     (c) Within 365 days after the receipt of any Net Cash Proceeds from an Asset Sale, the Company (or the Restricted Subsidiary, as the case may be) may apply such Net Cash Proceeds to:

          (i) permanently reduce the amounts permitted to be borrowed by the Company or any Restricted Subsidiary under the terms of any of its Debt that is not subordinated Debt or

          (ii) purchase Telecommunications Related Assets or Voting Stock of
     any Person engaged in the Telecommunications Business in the United States provided that such Person concurrently becomes a Restricted Subsidiary of
     --------
     the Company. The Company may treat the purchase of such Telecommunications Related Assets or Voting Stock within 180 days prior to such Asset Sale as constituting a purchase of such Telecommunications Related Assets or Voting Stock within such 365-day period.

     Pending the final application of any such Net Cash Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest such Net Cash Proceeds in any manner that is not prohibited by this Indenture.

     (d) Any Net Cash Proceeds from Asset Sales that are not applied or invested as provided in Section 1013(c) shall constitute "Excess Proceeds". The Company shall use any such Excess Proceeds which are in excess of the greater of $10 million or 10% of the Consolidated Tangible Net Worth of the Company as follows:

          (i) to make an Offer to Purchase for the repurchase of the maximum principal amount of Securities (and to the extent required by the terms hereof, any other Pari Passu Debt at a price no greater than 100% of the principal amount thereof plus accrued interest to the date of purchase, or 100% of the accreted value thereof in the case of Debt issued at a discount) that may be purchased out of the Excess Proceeds at an offer price, payable in cash, equal to 100% of the principal amount of the Securities to be purchased, plus accrued and unpaid interest to the date of purchase; and

          (ii) to the extent any Excess Proceeds are not used pursuant to clause (i) above, for any purpose not otherwise prohibited under this Indenture.

The amount of Excess Proceeds shall be reset to zero upon completion of each Offer to Purchase made by the Company pursuant to this Section 1013.

          (e) Notwithstanding the foregoing, this Section 1013 shall not apply to any Asset Sale which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the Company's properties or assets within the meaning of Section 801.

          (f) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable to the repurchase of Securities pursuant to this Section 1013. To the extent that the provisions of any securities laws or regulations conflict with this Section 1013, the Company shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 1013.


SECTION 1014.  Limitation on Issuances and Sales of Equity Interests of
               --------------------------------------------------------
Restricted Subsidiaries.
-----------------------

          The Company may not, and may not permit any Restricted Subsidiary of the Company to, issue, transfer, convey, sell, lease or otherwise dispose of any Equity Interests in any Restricted Subsidiary of the Company unless:

          (i)  such issuance or disposition is to the

     Company or another Restricted Subsidiary;

          (ii) such issuance or disposition is to directors as director's qualifying shares, but only to the extent required under applicable law;

          (iii) such issuance or disposition is treated by the Company as an Asset Sale and the Net Cash Proceeds from such issuance or disposition are applied in accordance with the provisions of Section 1013;

          (iv) such issuance or disposition is of Disqualified Stock and is permitted under Section 1007;

          (v) such disposition is of Equity Interests of a Restricted Subsidiary (other than pursuant to clauses (i) and (ii) above), if such Restricted Subsidiary would no longer be a Restricted Subsidiary immediately after such transaction and any Investment in such Person remaining after giving effect to such disposition would have been permitted to be made under Section 1009.


 SECTION 1015. Transactions with Affiliates.
               ----------------------------

          The Company may not, and may not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

          (i) such Affiliate Transaction is on terms that are no less favorable to the Company or such Restricted Subsidiary than those that could reasonably have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with a non-Affiliate; and

          (ii) the Company delivers to the Trustee:

               (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5 million but less than or equal to $10 million, an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and

               (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10 million, a Board Resolution set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors, or an opinion as to the fairness to the Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

     provided, however, that the following transactions shall not be deemed to
     --------  -------
     be Affiliate Transactions:

          (1) any employment agreement and related arrangement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business;

          (2) transactions between or among the Company and/or its Restricted Subsidiaries;

          (3) payment of reasonable directors fees to Persons who are not otherwise Affiliates of the Company;

          (4)  Restricted Payments that are permitted under Section 1009;

          (5) loans and advances to employees in the ordinary course of business consistent with past practice; and

          (6) commercial transactions in the ordinary course of business with Affiliates of the Company on terms that are customary in the Telecommunications Business or consistent with past practices.

SECTION 1016.  Change of Control.
               -----------------

          (a) Within 10 days of the occurrence of a Change of Control, the Company shall mail a notice to each Holder and to the Trustee describing the transaction or transactions constituting the Change of Control and offering to make an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of their principal amount plus accrued and unpaid interest to the date of purchase.

          (b) The Company and Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall

               (i) accept for payment Securities or portions thereof tendered pursuant to the Offer,

               (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted,

               (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof, and

               (iv) publicly announce the result of such Offer on or as soon as practicable after the date of payment of Securities tendered pursuant to the Offer.

               (c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable to the repurchase of Securities as a result of a Change of Control


SECTION 1017.  Provision of Financial Information.
               ----------------------------------

          The Company agrees to furnish the Trustee and file with the Commission, in each case within the time periods specified in the Commission's rules and regulations:

          (i) all quarterly and annual financial information that would be required to be included in filings with the Commission on Forms 10-Q and 10-K, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in "Management's Discussion of Analysis of Financial Condition and Results of Operations," the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and

          (ii) all current reports that would be required to be filed with the Commission on Form 8-K.

     In addition, for so long as any Securities are outstanding, the Company shall furnish to the Holders, securities analysts, prospective investors and beneficial owners of the Securities, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, if applicable. In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company shall nevertheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee. The Company will furnish copies of the SEC Reports to the Holders of Securities at the time the Company is required to file the same with the Trustee and will make such information available to investors who request it in writing.


SECTION 1018.  Statement by Officers as to Default.
               -----------------------------------

          (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware of the occurrence of a Default or an Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default and the action which the Company proposes to take with respect thereto.


SECTION 1019.  Waiver of Certain Covenants.
               ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1017, inclusive, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


SECTION 1020. Limitation on Business Activities.
              ---------------------------------

          The Company may not, and may not permit its Restricted Subsidiaries to, directly or indirectly engage in any business other than the Telecommunications Business.


 SECTION 1021. Designation of Restricted and Unrestricted Subsidiaries.
               -------------------------------------------------------

          (a) The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary, provided that any outstanding Investments (except
                               --------
to the extent repaid in cash or Cash Equivalents) (valued at their Fair Market Value at the time of such designation) by the Company and its Restricted Subsidiaries in such Subsidiary shall be deemed to be Restricted Payments subject to the provisions of Section 1009; and provided, further, that such
                                               --------  -------
designation shall be permitted only if:

          (i) no Default or Event of Default would be in existence following such designation,

          (ii) such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary and

          (iii)     the related Restricted Payment would be permitted under
     Section 1009 at the time of such designation.

          If, at any time, any Unrestricted Subsidiary shall fail to meet the requirements of the definition of an Unrestricted Subsidiary, such Subsidiary shall immediately cease to be an Unrestricted Subsidiary for purposes of this Indenture and, as of that date, any Debt of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary and shall be subject to the provisions of
Section 1007.

          (b) The Board of Directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall
                                          --------
be deemed to be an incurrence of Debt by a Restricted Subsidiary of any outstanding Debt of such Unrestricted Subsidiary and such designation shall be permitted only if:

          (i) such Debt is permitted under Section 1007, calculated on a pro forma basis as if such designation had occurred at the beginning of the two-quarter Measurement Period, and

          (ii) no Default or Event of Default would be in existence following such designation.

          (c) Any designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to the designation and an Officers' Certificate certifying that such designation is in compliance with this Section 1021 and was permitted under
Section 1009.


                                ARTICLE ELEVEN

                           Redemption of Securities

SECTION 1101.  Right of Redemption.
               -------------------

          (a) The Securities may be redeemed on one or more occasions on or prior to February 15, 2003 by the Company, at is option, provided that:
                                                         --------

          (i) on or before February 15, 2003, the Company receives net proceeds in the form of cash or Cash Equivalents from one or more Public Equity Offerings or Strategic Equity Placements;

          (ii) the Company shall use all or a portion of the net proceeds received in the form set forth in clause (i) above to redeem Securities in a principal amount of up to an aggregate amount equal to 35% of the original principal amount of the Securities at a Redemption Price of 112.875% of their principal amount plus accrued and unpaid interest, if any, to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date);

          (iii) Securities in an amount equal to at least 65% of the original aggregate principal amount of the

     Securities remain outstanding immediately after such redemption and such redemption occurs on a Redemption Date within 60 days of the closing of any such Public Equity Offering or Strategic Equity Placement and

          (iv) the Company shall mail a notice of redemption no later than 30 days after the related Public Equity Offering or Strategic Equity Placement is completed to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register.

          (b) The Securities further may be redeemed, as a whole or in part, at the election of the Company, at any time on or after February 15, 2005 and prior to maturity, upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, at the Redemption Prices specified in the form of Security hereinbefore set forth, together with accrued and unpaid interest to, but excluding, the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).


SECTION 1102.  Applicability of Article.
               ------------------------

          Redemption of Securities at the election of the Company, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.  Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.


SECTION 1104.  Securities to Be Redeemed Pro Rata.
               ----------------------------------

          (a) If less than all the Securities are to be redeemed in any redemption, the Securities to be redeemed shall be selected by the Trustee as follows:

          (i) if the Securities are listed, in compliance with the requirements of the principal national securities exchange on which the Securities are so listed; or

          (ii) if the Securities are not listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate.

          (b) In any proration pursuant to this Section, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper (and in compliance with the requirements of the principal national securities exchange on which the Securities are listed, if any) to the end that the principal amount of Securities so prorated shall be $1,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proportion by an amount not exceeding $1,000.

          (c) The Trustee in its discretion may determine the particular Securities (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part.

          (d) The Trustee shall promptly notify the Company and each Security Registrar (other than the Trustee) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          (e) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.  Notice of Redemption.
               --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register. Notices of redemption may not be conditional.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) whether the redemption is being made pursuant to Section 1101(a) or (b) and, if being made pursuant to Section 1101(a), a brief statement setting forth the Company's right to effect such redemption and the Company's basis therefor,

          (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

          (7) that in the case that a Security is only redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or

     Securities in an aggregate amount equal to the unredeemed portion of the Security,

          (8) the aggregate principal amount of Securities being redeemed, and

          (9) the CUSIP number or numbers of the Securities being redeemed.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, if request is made to the Trustee no less than 35 days prior to the Redemption Date, by the Trustee in the name and at the expense of the Company.


SECTION 1106.  Deposit of Redemption Price.
               ---------------------------

          Prior to 10:00 a.m. on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued and unpaid interest on, all the Securities which are to be redeemed on that date.


SECTION 1107.  Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as afore said, the Securities to be so redeemed shall, on the Redemp tion Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that
                                        --------  -------
installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant

Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


SECTION 1108.  Securities Redeemed in Part.
               ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security shall also be a Global Security.


                                ARTICLE TWELVE

                      Defeasance and Covenant Defeasance

SECTION 1201.  Company's Option to Effect Defeasance or Covenant Defeasance.
               ------------------------------------------------------------

          The Company may, at its option by Board Resolution at any time (subject to 5 Business Day's prior written notification to the Trustee or such lesser period as may be acceptable to the Trustee), elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

SECTION 1202.  Defeasance and Discharge.
               ------------------------

          Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

     (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due,

     (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003,

     (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and

     (D)  the provisions of this Article Twelve.

     Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.


SECTION 1203.  Covenant Defeasance.
               -------------------

          Upon the Company's exercise of the option provided in Section 1201 applicable to this Section

          (i) the Company shall be released from its obligations under Sections 1005 through 1017, inclusive, and clauses (3), (4) and (5) of Section 801.

          (ii) the occurrence of an event specified in Sections 501(4), 501(5)(with respect to Sections 1005 through 1017, inclusive and clauses (3), (4) and (5) of Section 801) 501(6) and 501(7) shall not be deemed to be an Event of Default, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.
               -----------------------------------------------

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,

               (A)  cash in U.S. Dollars, or

               (B)  non-callable Government Securities, or

               (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

          (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to defease the Securities pursuant to this Article Twelve) or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which it is bound.

          (5) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel (with usual and customary exceptions reasonably acceptable to the Trustee), each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

          (6)  In the case of an election under

     Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that

     (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or

     (y) since the date of this Indenture there has been a change in the applicable Federal income tax law,

in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

          (7) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (8) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (assuming that no Holder of Securities would be considered an insider of the Company under applicable bankruptcy or insolvency law), after the 123rd day following the date of such deposit, the trust funds will not constitute a "voidable preference" under Section 547 of the Bankruptcy Code and an Officers' Certificate stating that such deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or any other Persons.

          (9) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.


SECTION 1205. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.
               -------------------------------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and fully indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Securities held by it as provided in Section 1204 which, in the opinion of a nationally recognized accounting firm expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.


 SECTION 1206.  Reinstatement.
                -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 and 1203; provided, however, that if the Company makes any payment of principal of (and
--------  -------
premium, if any) any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


 SECTION 1207.  Repayment to Company.
                --------------------

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such security shall thereafter, as a creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required
--------  -------
to make any such repayment, shall at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                NorthPoint Communications Group, Inc.

                                By    /s/ Henry P. Huff
                                  -------------------------------
                                  Name:   Henry P. Huff
                                  Title:  Chief Financial Officer



                                THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee


                                By    /s/ Mary Beth A. Lewicki
                                  -------------------------------
                                  Name:   Mary Beth A. Lewicki
                                  Title:  Vice President

                                                              ANNEX A -- Form of
                                                        Regulation S Certificate


                           REGULATION S CERTIFICATE

            (For transfers pursuant to (S) 305(b)(i), (iii) and (v)
                               of the Indenture)


The Bank of New York,
  as Trustee
101 Barclay St., 21W
New York, NY 10286
Attention: Corporate Trust Administration


     Re:  12 7/8% Senior Notes due 2010 of
          NorthPoint Communications Group, Inc.
          (the "Securities")
          -------------------------------------

          Reference is made to the Indenture, dated as of February 8, 2000 (the "Indenture"), between NorthPoint Communications Group, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified

Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1)  Rule 904 Transfers.  If the transfer is being effected in
               ------------------
     accordance with Rule 904:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C)  either:

                    (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (2)  Rule 144 Transfers.  If the transfer is being effected pursuant
               ------------------
     to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:
                              (Print the name of the Undersigned,
                              as such term is defined in the
                              second paragraph of this certificate.)



                              By:
                                 Name:
                                 Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

     Dated:


                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                    By:
                         Name:
                         Title:

                    (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                   ANNEX B -- Form of Restricted
                                                          Securities Certificate



                       RESTRICTED SECURITIES CERTIFICATE

        (For transfers pursuant to (S) 305(b)(ii), (iii), (iv) and (v)
                               of the Indenture)



The Bank of New York,
  as Trustee
101 Barclay St., 21W
New York, NY 10286
Attention: Corporate Trust Administration

     Re:  12 7/8% Senior Notes due 2010 of
          NorthPoint Communications Group, Inc.
          (the "Securities")
          -------------------------------------

          Reference is made to the Indenture, dated as of February 8, 2000 (the "Indenture"), between NorthPoint Communications Group, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1)  Rule 144A Transfers.  If the transfer is being effected in
               -------------------
     accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

          (2)  Rule 144 Transfers.  If the transfer is being effected pursuant
               ------------------
     to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.



Dated:
                              (Print the name of the Undersigned,
                              as such term is defined in the
                              second paragraph of this certificate.)


                              By:
                                 Name:
                                 Title:

                              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 ANNEX C -- Form of Unrestricted
                                                          Securities Certificate



                      UNRESTRICTED SECURITIES CERTIFICATE

        (For removal of Securities Act Legends pursuant to (S)
                                    305(c))



The Bank of New York,
  as Trustee
101 Barclay St., 21W
New York, NY 10286
Attention:  Corporate Trust Administration

     Re:    12 7/8% Senior Notes due 2010 of
            NorthPoint Communications Group, Inc.
            (the "Securities")
            -------------------------------------

          Reference is made to the Indenture, dated as of February 8, 2000 (the "Indenture"), between NorthPoint Communications Group, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.



Dated:
                         (Print the name of the Undersigned,
                         as such term is defined in the
                         second paragraph of this certificate.)



                         By:
                            Name:
                            Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                             Trust Indenture         Indenture
                                               Act Section            Section
                                            ----------------       -------------

                                     -166-